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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) July 15, 2004

                                   ----------


                            SCS TRANSPORTATION, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-49983                  48-1229851
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



4435 Main Street, Suite 930, Kansas City, Missouri                  64111
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    (Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code (816) 960-3664
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                                   No Changes.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 7. Exhibits.

99.1     Press release of SCS Transportation, Inc. dated July 15, 2004

Item 12. Results of Operations and Financial Condition.

On July 15, 2004, SCS Transportation, Inc. issued a press release announcing its second quarter 2004 results. A copy of the press release is attached as Exhibit
99.1 to this Report on Form 8-K.

The information furnished under this Item 12, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, of the Exchange Act, except as otherwise expressly stated in any such filing.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       SCS TRANSPORTATION, INC.
                                               --------------------------------
                                                                   (Registrant)

                   Date: July 15, 2004         By:   /s/ James J. Bellinghausen
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                                                         James J. Bellinghausen
                                                  Vice President of Finance and
                                                        Chief Financial Officer